UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2019 (December 2, 2019)

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                         Entry into a Material Definitive Agreement.

On December 2, 2019 Minera William S.A. de C.V., an indirect subsidiary of the Company (“William”), and Minera Hecla S.A. de C.V., an indirect subsidiary of Hecla Mining Company, (“Hecla”) entered into a Third Amendment to the Master Agreement and Lease Agreement dated August 2, 2017 (as amended, the “Lease Agreement”) pursuant to which William leases the oxide plant located at its Velardeña property to Hecla.

Under the terms of the Third Amendment, William has agreed to reduce the per tonne fee payable by Hecla for the duration of the lease term from US$22 per tonne to US$11 per tonne during any month in which both of the following conditions occur: (1) The Comex daily silver spot closing average price for such month is less than $20 per ounce, and (2) The mill head grade average from the metallurgical balance for such month is less than 1,000 grams per ton equivalent silver head grade.  If both conditions are met in any month, Hecla will pay the lower fee on all amounts processed in the oxide plant during such month.  If one or both conditions are not met in any month, Hecla will pay the current fee of US$22 per tonne on all amounts processed in the oxide plant during such month.  The reduced fee only applies to the tonnage-based payments under the Lease Agreement; the monthly lease payment of $125,000 per month is not affected by the Third Amendment.

Under the terms of the Lease Agreement, Hecla had the right to terminate the Lease Agreement at any time upon 120 days written notice.  The Third Amendment extended the advance notice required to 150 days.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is attached hereto as Exhibit 10.1.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
10.1	Third Amendment to Master Agreement and Lease Agreement dated August 2, 2017 among Minera William S.A. de C.V. and Minera Hecla S.A. de C.V.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2019

Golden Minerals Company

By:	/s/ Robert P. Vogels
	Name:	Robert P. Vogels
	Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary